                            Letter to Stockholders

-------------------------------------------------------------------------------


We are pleased to submit the financial statements for the three months ended March 31, 1999. In addition, a schedule of investments and summary financial information for the Company are provided.

Net assets of the Company at March 31, 1999 were $33.35 per share, as compared with $32.54 per share at December 31, 1998, on the 51,876,651 shares outstand-ing on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was 3.0%. On March 1, 1999, a distribution of $0.12 per share was paid consisting of $0.06 from 1998 long-term capital gain, $0.01 from 1998 investment income and $0.05 from 1999 in-vestment income. All are taxable in 1999. A 1999 investment income dividend of $0.12 per share has been declared to shareholders of record May 19, 1999, pay-able June 1, 1999.

Net investment income for the three months ended March 31, 1999 amounted to $4,955,572, compared with $5,142,683 for the same period in 1998. These earn-ings are equal to $0.10 and $0.10, respectively, per share, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 1999 amounted to $41,824,282, the equivalent of $0.81 per share.

Year 2000 Readiness Disclosure: As the countdown continues to the Year 2000, the Company, along with other investment companies and financial institutions, could be adversely affected if computer systems and embedded technology do not properly process and calculate date-related information relating to Year 2000 ("Y2K"). The Company's Y2K project team has completed testing of in-house hardware and software systems and, based on the testing results, anticipates being Year 2000 ready. The Company's custodian and transfer agent, The Bank of New York, has confirmed that it will also be Year 2000 ready. The Company has incurred no significant costs relating to the Year 2000 issue. Despite these efforts, there is no assurance that any adverse impact on the Company will be avoided.

The Annual Shareholders Meeting was held on March 30, 1999 in New York City. Upon conclusion of the formal segment of the meeting, management reviewed the portfolio's performance in 1998 and discussed the outlook for the future. The results of the voting at the Annual Meeting are shown on page 10.


Effective April 1, 1999, the Board of Directors elected Mr. Lawrence L. Hoop-er, Jr. to Vice President and Ms. Barbara L. Rishel to Vice President--Re-search. Mr. Hooper retains the titles of Secretary and General Counsel of the Company. Ms. Rishel has been a senior analyst for the Company since 1997.

Current and potential shareholders can find information about the Company, in-cluding the daily net asset value (NAV) per share and the market price dis-count to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief history of the Company, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 11 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportu-nity for capital appreciation.

By order of the Board of Directors,


Douglas G. Ober,  Joseph M. Truta,


Chairman and Chief President
Executive Officer

April 16, 1999

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                           March 31, 1999 (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $793,640,188)                           $1,659,014,795
 Non-controlled affiliate, Petroleum &
  Resources Corporation
  (cost $22,153,015)                                37,374,221
 Short-term investments (cost $32,681,129)          32,681,129 $1,729,070,145
-----------------------------------------------------------------------------
Cash                                                                  109,459
Securities lending collateral                                     218,685,333
Dividends and interest receivable                                   1,825,282
Prepaid expenses and other assets                                   5,270,204
-----------------------------------------------------------------------------
  Total Assets                                                  1,954,960,423
-----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                     2,033,293
Open option contracts at value (proceeds
 $862,033)                                                            646,875
Obligations to return securities lending
 collateral                                                       218,685,333
Accrued expenses                                                    3,288,693
-----------------------------------------------------------------------------
  Total Liabilities                                               224,654,194
-----------------------------------------------------------------------------
  Net Assets                                                   $1,730,306,229
-----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share,
 authorized 75,000,000 shares; issued and
 outstanding 51,876,651 shares                                 $   51,876,651
Additional capital surplus                                        751,569,658
Undistributed net investment income                                 3,767,149
Undistributed net realized gain on investments                     42,281,800
Unrealized appreciation on investments                            880,810,971
-----------------------------------------------------------------------------
  Net Assets Applicable to Common Stock                        $1,730,306,229
-----------------------------------------------------------------------------
  Net Asset Value Per Share of Common Stock                            $33.35
-----------------------------------------------------------------------------

*See Schedule of Investments on pages 6 through 8.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

--------------------------------------------------------------------------------

                 Three Months Ended March 31, 1999 (unaudited)

Investment Income
 Income:
  Dividends:
   From unaffiliated issuers                                   $ 4,424,552
   From non-controlled affiliate                                   114,557
  Interest                                                       1,481,795
--------------------------------------------------------------------------
   Total income                                                  6,020,904
--------------------------------------------------------------------------
 Expenses:
  Investment research                                              377,171
  Administration and operations                                    255,143
  Directors' fees                                                   50,250
  Reports and stockholder communications                            81,888
  Transfer agent, registrar and custodian expenses                 119,024
  Auditing services                                                 13,374
  Legal services                                                     7,642
  Occupancy and other office expenses                               62,188
  Travel, telephone and postage                                     31,874
  Other                                                             66,778
--------------------------------------------------------------------------
   Total expenses                                                1,065,332
--------------------------------------------------------------------------
   Net Investment Income                                         4,955,572
--------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on
 Investments
 Net realized gain on security transactions                     41,709,725
 Net realized gain distributed by regulated investment company
  (non-controlled affiliate)                                       114,557
 Change in unrealized appreciation on investments                1,671,237
--------------------------------------------------------------------------
   Net Gain on Investments                                      43,495,519
--------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                 $48,451,091
--------------------------------------------------------------------------

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                 Three Months       Year Ended
                                             Ended March 31, 1999 Dec. 31, 1998
                                             -------------------- -------------
                                                 (unaudited)
From Operations:
 Net investment income                          $    4,955,572    $   22,579,513
 Net realized gain on investments                   41,824,282        82,933,498
 Change in unrealized appreciation on
  investments                                        1,671,237       213,960,698
---------------------------------------------------------------------------------
  Change in net assets resulting from
   operations                                       48,451,091       319,473,709
---------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                              (3,112,599)      (22,477,158)
 Net realized gain from investment
  transactions                                      (3,112,599)      (82,416,244)
---------------------------------------------------------------------------------
  Decrease in net assets from distributions         (6,225,198)     (104,893,402)
---------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment
  of optional distributions                          -0-              49,329,604
---------------------------------------------------------------------------------
  Total Increase in Net Assets                      42,225,893       263,909,911
Net Assets:
 Beginning of period                             1,688,080,336     1,424,170,425
---------------------------------------------------------------------------------
 End of period (including undistributed net
  investment
  income of $3,767,149 and $1,924,176,
  respectively)                                 $1,730,306,229    $1,688,080,336
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                   Notes to Financial Statements (unaudited)

-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's invest-ment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Options are valued at the last sale price or last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstand-ing voting securities are held by the Company are defined as "Affiliated Com-panies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are ac-counted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distribu-tions to shareholders are recognized on the ex-dividend date, and interest in-come is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its share-holders in compliance with the requirements of the Internal Revenue Code ap-plicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at March 31, 1999 was $848,634,043, and net unrealized appreciation aggregated $881,298,135, of which the related gross unrealized appreciation and depreciation were $916,109,267 and $34,811,132, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, peri-odic reclassifications are made within the Company's capital accounts to re-flect income and gains available for distribution under income tax regula-tions.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 1999 were $108,882,331 and $111,258,955, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended March 31, 1999. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the three months ended March 31, 1999.

The Company has 10,000,000 authorized and unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 1999, 254,301 options were outstanding, with a weighted average exercise price of $13.2803 per share. During the three months ended March 31, 1999, the Company granted op-tions including stock appreciation rights for 25,859 shares of common stock with a weighted average exercise price of $26.294. Stock appreciation rights relating to 12,757 stock option shares were exercised at a weighted average market price of $27.0625 per share and the stock options relating to those rights, which had a weighted average exercise price of $10.6954 per share, were cancelled. At March 31, 1999, there were outstanding exercisable options to purchase 69,416 common shares at $8.740-$23.665 per share (weighted average price of $12.2406), and unexercisable options to purchase 197,987 common shares at $10.0550-$26.2525 per share (weighted average price of $15.4315). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 5.5542 years and 6.6041 years, respectively. Total compensation expense recognized for the three months ended March 31, 1999 re-lated to the stock options and stock appreciation rights plan was $168,558. At March 31, 1999, there were 906,219 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-con-tributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the three months ended March 31, 1999 was $134,971, and consisted of service cost of $47,135, inter-est cost of $74,270, expected return on plan assets of $213,515, and net amor-tization credit of $42,861.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 1999, the projected benefit obligation for service rendered to date was $4,501,469. During the three months ended March 31, 1999, the pro-jected benefit obligation increased due to service cost and interest cost of $47,135 and $74,270, respectively, and decreased due to benefit payments in the amount of $50,146. The projected benefit obligation at March 31, 1999 was $4,572,728.


On January 1, 1999, the actual fair value of plan assets was $10,776,045. Dur-ing the three months ended March 31, 1999, the fair value of plan assets in-creased due to the expected return on plan assets of $213,515 and decreased due to benefit payments in the amount of $50,146. At March 31, 1999, the pro-jected fair value of plan assets amounted to $10,939,414 which

-------------------------------------------------------------------------------

resulted in excess plan assets of $6,366,686. The remaining components of pre-paid pension cost at March 31, 1999 included $1,996,099 in unrecognized net gain, $738,881 in unrecognized prior service cost and $263,785 is the remain-ing portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other as-sets at March 31, 1999 was $4,845,683.

In addition, the Company has a nonqualified benefit plan which provides em-ployees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at March 31, 1999 for employees and former employees of the Company was $3,096,925. Aggregate remuneration paid or accrued during the three months ended March 31, 1999 to officers and directors amounted to $523,063.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate,
Petroleum & Resources Corporation, amounted to $109,926 for the three months ended March 31, 1999.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compen-sation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive in-terest or dividends on the securities loaned. The loans are secured by collat-eral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At March 31, 1999, the Company had securities on loan of $209,474,679 and held collateral of $218,685,333.
                             Financial Highlights

-------------------------------------------------------------------------------

                                  Three Months Ended
                                 ----------------------
                                      (unaudited)
                                                                      Year Ended December 31
                                 March 31,   March 31,  --------------------------------------------------
                                    1999        1998       1998       1997       1996      1995     1994
                                 ----------  ---------- ---------- ---------- ---------- -------- --------
Per Share Operating Performance
Net asset value, beginning of
 period                             $32.54     $28.51      $28.51    $23.71      $21.36   $17.98   $19.78
----------------------------------------------------------------------------------------------------------
Net investment income                 0.10       0.10        0.45      0.43        0.52     0.50     0.51
Net realized gains and change
 in unrealized appreciation and
 other changes                        0.83       3.78        5.68      6.33        3.55     4.54    (0.71)
----------------------------------------------------------------------------------------------------------
Total from investment
 operations                           0.93       3.88        6.13      6.76        4.07     5.04    (0.20)
----------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment
 income                              (0.06)     (0.07)      (0.45)    (0.44)      (0.52)   (0.52)   (0.50)
Distributions from net realized
 gains                               (0.06)     (0.05)      (1.65)    (1.52)      (1.20)   (1.14)   (1.10)
----------------------------------------------------------------------------------------------------------
Total distributions                  (0.12)     (0.12)      (2.10)    (1.96)      (1.72)   (1.66)   (1.60)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period      $33.35     $32.27      $32.54    $28.51      $23.71   $21.36   $17.98
----------------------------------------------------------------------------------------------------------
Per share market price, end of
 period                             $27.125    $27.6875    $26.625   $24.1875    $19.75   $18.50   $15.625
Total Investment Return
Based on market price                 2.3%      15.0%       19.3%     33.1%       16.4%    29.5%    (3.7)%
Based on net asset value              3.0%      13.7%       23.7%     30.7%       21.0%    29.9%     0.1%
Ratios/Supplemental Data
Net assets, end of period (in
 000's)                          $1,730,306  $1,612,092 $1,688,080 $1,424,170 $1,138,760 $986,231 $798,298
Ratio of expenses to average
 net assets                           0.25%+     0.35%+      0.22%     0.39%       0.34%    0.46%    0.33%
Ratio of net investment income
 to average net assets                1.17%+     1.37%+      1.48%     1.61%       2.30%    2.51%    2.65%
Portfolio turnover                   26.21%+    14.45%+     22.65%    17.36%      19.60%   23.98%   19.23%
Number of shares outstanding at
 end of period (in 000's)            51,877      49,949    51,877     49,949     48,037   46,166   44,390

--------
+ Ratios presented on an annualized basis.

                            Schedule of Investments

--------------------------------------------------------------------------------

                           March 31, 1999 (unaudited)

                                                      Prin. Amt.
                                                      or Shares   Value(A)
                                                      ----------  --------

Stocks And Convertible Securities --98.0%
 Basic Materials -- 1.3%
 Consolidated Papers, Inc.                             410,000   $ 9,635,000
 Mead Corp.                                            400,000    12,300,000
                                                                 -----------
                                                                  21,935,000
                                                                 -----------
 Capital Goods -- 7.8%
 Corning, Inc.                                         460,000    27,600,000
 Dover Corp.                                           260,000     8,547,500
 Emerson Electric Co.                                   73,000     3,864,437
 General Electric Co.                                  655,000    72,459,375
 Minnesota Mining &
  Manufacturing Co.                                    170,000    12,027,500
 Pall Corp.                                            600,000     9,937,500
                                                                 -----------
                                                                 134,436,312
                                                                 -----------
 Communication Services -- 10.9%
 Telecommunications -- Cellular and Wireless -- 2.3%
 AirTouch Communications, Inc. (B)                     115,000    11,111,875
 MediaOne Group, Inc.
  6.25% PIES due 2001                                   85,000     7,033,750
 Nextel Communications Inc. (B)                        600,000    21,975,000
                                                                 -----------
                                                                  40,120,625
                                                                 -----------
 Telecommunications -- Long Distance -- 4.2%
 MCI WorldCom, Inc. (B)                                410,000    36,310,625
 Qwest Communications International, Inc.
  5.75% TRENDS Pfd.
  due 2003 (D)                                         125,000     8,000,000
 Qwest Communications International, Inc. (B)          396,006    28,549,577
                                                                 -----------
                                                                  72,860,202
                                                                 -----------
 Telephone -- 4.4%
 Ameritech Corp.                                       310,000    17,863,750
 BellSouth Corp.                                       440,000    17,627,500
 Frontier Corp.                                        450,000    23,343,750
 SBC Communications Inc.                               380,000    17,931,250
                                                                 -----------
                                                                  76,766,250
                                                                 -----------
 Consumer -- 12.8%
 Consumer Cyclical -- 2.5%
 American Stores Co.                                   445,000    14,685,000
 Borders Group, Inc. (B)                               195,000     2,742,188
 Delphi Automotive, Inc.                               500,000     8,875,000
 Dillard's, Inc.                                       200,000     5,075,000
 Polo Ralph Lauren Corp. (B)                           175,000     3,478,125
 Tiffany & Co.                                         127,500     9,530,625
                                                                 -----------
                                                                  44,385,938
                                                                 -----------

                                     Prin. Amt.
                                     or Shares   Value(A)
                                     ----------  --------

 Consumer Staples -- 10.3%
 CRBL Group, Inc.                      340,000  $ 6,120,000
 Coca-Cola Co.                         170,000   10,433,750
 Dean Foods Co.                        300,000   10,687,500
 Fort James Corp.                      550,000   17,428,125
 Gillette Co.                          439,120   26,100,195
 Houston Industries Inc.
  7.00% conv. DECS due 2000            150,000   18,075,000
 Interstate Bakeries Corp.             138,000    2,975,625
 Ivex Packaging Corp. (B)              575,000    8,732,812
 McDonald's Corp.                      560,000   25,375,000
 MediaOne Group, Inc. (B)              150,000    9,515,625
 PepsiCo, Inc.                         295,000   11,560,313
 Procter & Gamble Co.                  230,000   22,525,625
 Ralston Purina
  7.00% SAILS due 2000                 180,000    8,100,000
                                                -----------
                                                177,629,570
                                                -----------
 Energy -- 6.7%
 BP Amoco plc ADR                      150,000   15,150,000
 Enron Corp.                           250,000   16,062,500
 Mobil Corp.                           120,000   10,560,000
 Petroleum & Resources
  Corporation (C)                    1,145,570   37,374,221
 Royal Dutch Petroleum Co.             180,000    9,360,000
 Schlumberger Ltd.                      88,400    5,320,575
 Williams Companies, Inc.              500,000   19,750,000
                                                -----------
                                                113,577,296
                                                -----------
 Financial -- 17.0%
 Banking --10.1%
 Associates First Capital Corp.
  Ser. A                               546,800   24,606,000
 Bank One Corp.                        330,000   18,170,625
 Federal Home Loan Mortgage Corp.      360,000   20,632,500
 Greenpoint Financial Corp.            425,000   14,768,750
 Investors Financial Services Corp.    480,000   13,800,000
 Mellon Bank Corp.                     210,000   14,778,750
 National City Corp.                    80,000    5,310,000
 Peoples Heritage Financial Group      474,000    8,532,000
 Provident Bankshares Corp.            289,405    7,560,711
 Wachovia Corp.                        190,000   15,425,625
 Wells Fargo & Co.                     550,000   19,284,375
 Wilmington Trust Corp.                210,000   11,996,250
                                                -----------
                                                174,865,586
                                                -----------

--------------------------------------------------------------------------------

                           March 31, 1999 (unaudited)

                                                       Prin. Amt.
                                                       or Shares    Value(A)
                                                       ----------   --------

 Insurance -- 6.9%
 AMBAC Financial Group, Inc.                              379,600 $ 20,498,400
 American International Group, Inc.                       405,000   48,853,125
 Annuity & Life Re (Holdings), Ltd.                       700,000   16,012,500
 Reinsurance Group of America, Inc.                       449,775   19,143,548
 Salomon Smith Barney Holdings, Inc. 7.625% Exch.
  Notes due 1999 (D)                                      375,000   15,142,500
                                                                  ------------
                                                                   119,650,073
                                                                  ------------
 Health Care -- 14.9%
 Drugs -- 11.8%
 ALZA Corp. (B)                                           340,000   13,005,000
 American Home Products Corp.                             635,000   41,433,750
 Baxter International                                     250,000   16,500,000
 Chiron Corp. (B)                                         750,000   16,453,125
 Elan Corp., plc ADR (B)                                  435,000   30,341,250
 Forest Laboratories, Inc. (B)                            330,000   18,603,750
 Lilly (Eli) & Co.                                        310,000   26,311,250
 Merck & Co., Inc.                                        300,000   24,037,500
 SmithKline Beecham plc ADR                               260,000   18,590,000
                                                                  ------------
                                                                   205,275,625
                                                                  ------------
 Medical Supplies and Services -- 3.1%
 Abbott Laboratories                                      480,000   22,470,000
 American Retirement Corp. 5.75% Conv. Sub. Debs. due
  2002                                                 $4,000,000    3,280,000
 American Retirement Corp. (B)                            151,100    2,172,063
 Integrated Health Services, Inc. 5.75% Conv. Sub.
  Debs. due 2001                                       $6,675,000    4,338,750
 Integrated Health Services, Inc.                         180,564      993,102
 Sunrise Assisted Living, Inc. (B)                        440,000   20,047,500
                                                                  ------------
                                                                    53,301,415
                                                                  ------------
 Technology -- 19.4%
 Communication Equipment -- 6.1%
 Ericsson (L.M.) Telephone Co. 4.25% Conv. Sub. Debs.
  due 2000                                               $120,000      761,250
 Ericsson (L.M.) Telephone Co. ADR                        750,000   17,859,375
 Lucent Technologies Inc.                                  95,000   10,260,000
 Motorola, Inc. LYONs due 2009                           $650,000      880,750
 Motorola, Inc.                                           150,000   10,987,500
 Nokia Corp. Pfd. ADR                                     270,000   42,052,500
 Northern Telecom Ltd.                                    380,000   23,607,500
                                                                  ------------
                                                                   106,408,875
                                                                  ------------

                                         Prin. Amt.
                                         or Shares    Value(A)
                                         ----------   --------

 Computer Related -- 8.8%
 Affiliated Computer
  Services, Inc. (B)                        43,500  $   1,990,125
 Cisco Systems, Inc. (B)                   458,750     50,261,797
 DST Systems Inc. (B)                      360,000     21,622,500
 First Data Corp.                          343,980     14,705,145
 Hewlett-Packard Co.                       275,000     18,648,437
 QRS Corp. (B)                             425,000     26,589,063
 Sterling Commerce, Inc. (B)               575,000     17,681,250
                                                    -------------
                                                      151,498,317
                                                    -------------
 Electronics -- 4.5%
 Intel Corp.                               170,000     20,208,750
 Solectron Corp. (B)                     1,190,000     57,789,375
                                                    -------------
                                                       77,998,125
                                                    -------------
 Transportation -- 2.8%
 Delta Air Lines, Inc.                     300,142     20,859,869
 FDX Corp. (B)                             130,000     12,090,000
 Ryder System, Inc.                        570,000     15,746,250
                                                    -------------
                                                       48,696,119
                                                    -------------
 Utilities -- 4.4%
 Black Hills Corp.                         555,000     11,828,438
 CINergy Corp.                             300,000      8,250,000
 ENDESA, S.A. ADR                          450,000     11,193,750
 New Century Energies, Inc.                250,000      8,515,625
 Northwestern Corp.                        500,000     12,968,750
 TECO Energy, Inc.                         300,000      5,962,500
 United Water Resources Inc.               600,000     12,450,000
 Washington Gas Light Co.                  257,000      5,814,625
                                                    -------------
                                                       76,983,688
                                                    -------------
Total Stocks and Convertible Securities
 (Cost $815,793,203)(E)                             1,696,389,016
                                                    -------------

-------------------------------------------------------------------------------

                          March 31, 1999 (unaudited)


                                                  Prin. Amt.   Value(A)
                                                  ----------   --------
Short-Term Investments -- 1.9%
 U.S. Government Obligations -- 0.9%
 U.S. Treasury Bills,
  4.53%, due 5/27/99                              $15,000,000 $14,894,308
                                                              -----------
 Commercial Paper -- 1.0%
 Chevron USA, 4.83%, due 4/6/99                     6,750,000   6,745,472
 Ford Motor Credit Corp., 4.84-4.86%, due 4/5/99-
  4/20/99                                           7,675,000   7,665,819
 General Electric Capital Corp., 4.87-4.92%,
  due 4/8/99-4/13/99                                3,379,500   3,375,530
                                                              -----------
                                                               17,786,821
                                                              -----------

                                                             Value(A)
                                                             --------
Total Short-Term Investments
 (Cost $32,681,129)                                       $   32,681,129
                                                          --------------
Total Investments
 (Cost $848,474,332)                                       1,729,070,145
 Cash, receivables and other assets, less liabilities          1,236,084
                                                          --------------
Net Assets -- 100.0%                                      $1,730,306,229
                                                          ==============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except re-stricted securities.
(B) Presently non-dividend paying.
(C) Non-controlled affiliate.
(D) Restricted securities (Salomon Smith Barney Holdings, Inc. 7.625% Exch. Notes due 1999, acquired 5/8/96, cost $10,017,100 and Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750).
(E) The aggregate market value of stocks held in escrow at March 31, 1999 cov-ering open call option contracts written was $9,350,000. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $10,025,000.

                        Historical Financial Statistics

-------------------------------------------------------------------------------

                                                     Net     Dividends    Distributions
                                                    Asset       from          from
                                          Common    Value  Net Investment Net Realized
                            Value of      Shares     per       Income         Gains
Dec. 31                    Net Assets   Outstanding Share    per Share      per Share
-------                    ----------   ----------- -----  -------------- -------------
1989.................... $  550,091,129 29,982,939  $18.35      $.70          $1.36
1990....................    529,482,769 31,479,340   16.82       .66           1.06
1991....................    661,895,779 32,747,497   20.21       .54           1.09
1992....................    696,924,779 34,026,625   20.48       .46           1.16
1993....................    840,610,252 42,497,665   19.78       .45           1.18
1994....................    798,297,600 44,389,990   17.98       .50           1.10
1995....................    986,230,914 46,165,517   21.36       .52           1.14
1996....................  1,138,760,396 48,036,528   23.71       .52           1.20
1997....................  1,424,170,425 49,949,239   28.51       .44           1.52
1998....................  1,688,080,336 51,876,651   32.54       .45           1.65
March 31, 1999
 (unaudited)............  1,730,306,229 51,876,651   33.35       .18*           .06

--------
* Paid or declared.

 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the pur-chase or sale of shares of the Company or of any securities mentioned in the report.
8

                   Principal Changes in Portfolio Securities

--------------------------------------------------------------------------------

            During the Three Months Ended March 31, 1999 (unaudited)

                                                     Shares
                                       ----------------------------------------
                                                                      Held
                                       Additions      Reductions March 31, 1999
                                       ---------      ---------- --------------
American Home Products Corp..........   310,000                      635,000
American Stores Co. .................   220,500                      445,000
Chiron Corp. ........................   315,000                      750,000
Delphi Automotive, Inc. .............   500,000                      500,000
Elan Corp., plc ADR..................    85,000                      435,000
Enron Corp. .........................   150,000                      250,000
Fort James Corp. ....................   100,000                      550,000
Frontier Corp. ......................   349,000                      450,000
Investors Financial Services Corp. ..   240,000 (/1/)                480,000
McDonald's Corp. ....................   280,000 (/1/)   25,000       560,000
Merck & Co., Inc. ...................   170,000 (/1/)   40,000       300,000
Nextel Communications Inc. ..........   505,000                      600,000
Reinsurance Group of America, Inc. ..   149,925 (/1/)                449,775
Ryder System, Inc. ..................   170,000                      570,000
Solectron Corp. .....................   595,000 (/1/)    5,000     1,190,000
Sterling Commerce, Inc. .............   155,000                      575,000
Williams Companies, Inc. ............   257,000                      500,000
ALZA Corp. ..........................                  160,000       340,000
Best Foods Inc. .....................                  255,000         --
Campbell Soup Co. ...................                  380,000         --
Deere & Co. .........................                  280,000         --
E. I. du Pont de Nemours & Co. ......                  250,000         --
FDX Corp. ...........................                  130,000       130,000
The BFGoodrich Co. ..................                  110,000         --
LG&E Energy Corp. ...................                  400,000         --
Nokia Corp. Pfd. ADR.................                   30,000       270,000
Southwest Bancorp. of Texas, Inc. ...                  350,000         --
Tiffany & Co. .......................                   42,500       127,500
Unocal Capital Trust $3.125 Conv.
 Pfd. ...............................                  111,600         --

--------
(1) By stock split.

                              ------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange

                           The Adams Express Company
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                        E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                         Annual Meeting of Stockholders

--------------------------------------------------------------------------------


The Annual Meeting of Stockholders was held on March 30, 1999. For those nomi-nated, the following votes were cast for directors:

                                votes for  votes withheld
                                ---------- --------------
      (A) Enrique R. Arzac:     43,377,372    528,423
      (B) Allan Comrie:         43,159,198    746,597
      (C) Daniel E. Emerson:    43,306,599    599,196
      (D) Thomas H. Lenagh:     43,085,388    820,407
      (E) W.D. MacCallan:       43,312,145    593,650
      (F) W. Perry Neff:        43,303,103    602,692
      (G) Douglas G. Ober:      43,413,292    492,503
      (H) Landon Peters:        43,378,055    527,740
       (I) John J. Roberts:     43,202,868    702,927
       (J) Robert J.M. Wilson:  43,232,360    673,435

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the firm of independent accountants of the Company for 1999 was approved with 43,338,360 votes for, 258,543 votes against and 308,892 votes abstaining.

                         Shareholder Info and Services

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. On September 1, 1998, the Automatic Dividend Reinvestment Plan was re-placed and enhanced by BuyDIRECT. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares without going through a bro-ker. Direct purchase plans are growing in popularity and Adams Express is pleased to be one of the first closed-end funds to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                   $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee          $2.50 per investment
 Brokerage Commission      $0.05 per share

Reinvestment of Dividends**
 Service Fee            10% of amount invested
             (maximum of $2.50 per investment)

 Brokerage Commission $0.05 per share

Sale of Shares
 Service Fee                   $10.00
 Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping  Included

Book to Book Transfers  Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)     $500.00
Minimum optional investment
 (existing holders)                           $50.00
Maximum per transaction                   $25,000.00
Maximum per year                                NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many regis-tered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  -----------

The Company          The Transfer Agent
The Adams Express    The Bank of New York
 Company             Shareholder Relations Dept.-8W
Lawrence L.          P.O. Box 11258
 Hooper, Jr.,        Church Street Station
Vice President,      New York, NY 10286
 Secretary and       (800) 432-8224
 General Counsel     Website:
Seven St. Paul       http://stock.bankofny.com
 Street,             E-mail:
 Suite 1140          Shareowner-svcs@bankofny.com
Baltimore, MD
 21202
(800) 638-2479
Website:
www.adamsexpress.com
E-mail:
contact@adamsexpress.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gains distribution.

                           The Adams Express Company
--------------------------------------------------------------------------------

Board of Directors
Enrique R. Arzac/1/,/3/
                  W. Perry Neff/1/,/3/
Allan Comrie/1/,/2/
                  Douglas G. Ober/1/
Daniel E. Emerson/2/,/4/
                  Landon Peters/2/,/4/
Thomas H. Lenagh/3/,/4/
                  John J. Roberts/1/,/4/
W.D. MacCallan/1/,/3/
                  Robert J.M. Wilson/2/,/4/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Committee

Officers

Douglas G. Ober          Chairman and Chief Executive
                          Officer
Joseph M. Truta          President
Richard F. Koloski       Executive Vice President
Barbara L. Rishel        Vice President--Research
Richard B. Tumolo        Vice President--Research
Lawrence L. Hooper, Jr.  Vice President, Secretary
                          and General Counsel
Maureen A. Jones         Vice President and Treasurer
Christine M. Griffith    Assistant Treasurer
Geraldine H. Stegner     Assistant Secretary

                                    -------
                                   Stock Data
                                    -------

Price (3/31/99)            $27.125
Net Asset Value (3/31/99)  $33.35
Discount:                   18.7%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX
Newspaper stock listings are generally under the abbreviation: AdaEx

                                 -------------
                             Distributions in 1999
                                 -------------

From Investment Income   $0.18
 (paid or declared)
From Net Realized Gains   0.06
                         -----
  Total                  $0.24
                         =====

                              -------------------
                          1999 Dividend Payment Dates
                              -------------------
          March 1, 1999
          June 1, 1999
          September 1, 1999*
          December 27, 1999*
     *Anticipated